                                                                      EXHIBIT 21

                        Subsidiaries of the Registrant

Form                                                                         Jurisdiction of         Doing
LLC/Partnership/Corporation                                                  Organization            Business As
LLC

AirTouch Iowa, LLC                                                           Delaware                Verizon Wireless
AirTouch Iowa RSA 1, LLC                                                     Delaware                Verizon Wireless
AirTouch Iowa RSA 2, LLC                                                     Delaware                Verizon Wireless
AirTouch Iowa RSA 7, LLC                                                     Delaware                Verizon Wireless
AirTouch Minnesota, LLC                                                      Delaware                Verizon Wireless
AirTouch Nebraska, LLC                                                       Nebraska                Verizon Wireless
AirTouch North Dakota, LLC                                                   Delaware                Verizon Wireless
AirTouch Support Services, LLC                                               Delaware                Verizon Wireless
AirTouch Utah, LLC                                                           Delaware                Verizon Wireless
AT Cellular Eastern Region, LLC                                              Delaware                Verizon Wireless
AT Delaware II, LLC                                                          Delaware                Verizon Wireless
Bell Atlantic Mobile of Massachusetts, LLC                                   Delaware                Verizon Wireless
Captive Partnership, LLC                                                     Delaware                Verizon Wireless
Cellco Telephone Company of the Southeast, LLC                               Delaware                Verizon Wireless
Cellco Telephone Company of the Southwest, LLC                               Delaware                Verizon Wireless
Cellco Telephone Company, LLC                                                Delaware                Verizon Wireless
Chicago 10MHz LLC                                                            Delaware                Verizon Wireless
CommNet Cellular License Holding LLC                                         Colorado                Verizon Wireless
GTE Mobilnet of the Southwest LLC                                            Delaware                Verizon Wireless
GTE Mobilnet Sales Company LLC                                               Delaware                Verizon Wireless
GTE Railfone LLC                                                             Delaware                Verizon Wireless
GTE Wireless of Houston LLC                                                  Delaware                Verizon Wireless
Houston 10MHz, LLC                                                           Delaware                Verizon Wireless
Nationwide 929.8875 LLC                                                      Delaware                Verizon Wireless
NC-2 LLC                                                                     Delaware                Verizon Wireless
Southern & Central Wireless, LLC                                             Delaware                Verizon Wireless
Texas Holdings, LLC                                                          Delaware                Verizon Wireless
TU AcquisitionCo., LLC                                                       Delaware                Verizon Wireless
Verizon Wireless (VAW) LLC                                                   Delaware                Verizon Wireless
Verizon Wireless Messaging Services, LLC                                     Delaware                Verizon Wireless
Verizon Wireless Services, LLC                                               Delaware                Verizon Wireless
Verizon Wireless Texas, LLC                                                  Delaware                Verizon Wireless

Corporation

AirTouch Cellular                                                            California              Verizon Wireless
AirTouch Paging of Canada Ltd                                                N/A                     Verizon Wireless
Athens Cellular, Inc.                                                        Delaware                Verizon Wireless
BAM Tower Funding Corporation                                                Delaware                Verizon Wireless
Bell Atlantic Cellular Consulting Group, Inc.                                Delaware                Verizon Wireless
Bell Atlantic Mobile of Asheville, Inc.                                      North Carolina          Verizon Wireless
Bell Atlantic Mobile Systems of Allentown, Inc.                              Delaware                Verizon Wireless
Cellular Inc. Network Corporation                                            Colorado                Verizon Wireless
Cellular, Inc. Financial Corporation                                         Colorado                Verizon Wireless

                                                                 October 5, 2001

Chequamegon Cellular, Inc                                                    Colorado                Verizon Wireless
CommNet Cellular Inc.                                                        Colorado                Verizon Wireless
Dakota Systems, Inc.                                                         South Dakota            Verizon Wireless
East Iowa Cellular, Inc.                                                     Iowa                    Verizon Wireless
Eastern South Dakota Cellular, Inc.                                          South Dakota            Verizon Wireless
Gold Creek Cellular, Inc.                                                    Colorado                Verizon Wireless
GTE Mobilnet of Florence, Alabama Incorporated                               Delaware                Verizon Wireless
GTE Wireless of the Midwest Incorporated                                     Indiana                 Verizon Wireless
Jefferson Cellular, Inc.                                                     Colorado                Verizon Wireless
Missouri Valley Cellular, Inc.                                               South Dakota            Verizon Wireless
North Central RSA 2 Inc                                                      North Dakota            Verizon Wireless
Northstar Paging Holdings Ltd.                                               N/A                     Verizon Wireless
Northstar Paging Ltd.                                                        N/A                     Verizon Wireless
Northwest Dakota Cellular Inc.                                               North Dakota            Verizon Wireless
Pinnacles Cellular, Inc                                                      Delaware                Verizon Wireless
Platte River Cellular, Inc.                                                  Colorado                Verizon Wireless
Pueblo Cellular, Inc.                                                        Colorado                Verizon Wireless
Sanborn Cellular, Inc.                                                       South Dakota            Verizon Wireless
Sangre DeCristo Cellular, Inc.                                               Colorado                Verizon Wireless
Smoky Hill Cellular, Inc.                                                    Colorado                Verizon Wireless
Southwestco Wireless, Inc.                                                   Delaware                Verizon Wireless
Terre Haute Cellular, Inc.                                                   Colorado                Verizon Wireless
Teton Cellular, Inc.                                                         Idaho                   Verizon Wireless
Topeka Cellular Telephone Company, Inc.                                      Delaware                Verizon Wireless
UCN Subsidiary One Inc.                                                      Delaware                Verizon Wireless
Verizon Wireless of the Southeast, Inc.                                      Delaware                Verizon Wireless
Western Iowa Cellular, Inc.                                                  Colorado                Verizon Wireless

Partnership

Allentown SMSA Limited Partnership                                           Delaware                Verizon Wireless
Anderson Cellular Telephone Company                                          District of Columbia    Verizon Wireless
Badlands Cellular of North Dakota Limited Partnership                        Colorado                Verizon Wireless
Bell Atlantic Mobile of Rochester, L.P.                                      New York                Verizon Wireless
Binghamton MSA Limited Partnership                                           New York                Verizon Wireless
Bismark MSA Limited Partnership                                              Delaware                Verizon Wireless
Boise City MSA Limited Partnership                                           Delaware                Verizon Wireless
Bristol Bay Cellular Partnership                                             Delaware                Verizon Wireless
California RSA No. 3 Limited Partnership                                     California              Verizon Wireless
California RSA No. 4 Limited Partnership                                     California              Verizon Wireless
Cal-One Cellular L.P.                                                        California              Verizon Wireless
Cellco Partnership                                                           Delaware                Verizon Wireless
Central Dakota Cellular of North Dakota Limited Partnership                  Colorado                Verizon Wireless
Chicago SMSA Limited Partnership                                             Illinois                Verizon Wireless
Colorado 7-Saguache Limited Partnership                                      Colorado                Verizon Wireless
Colorado RSA No. 3 Limited Partnership                                       Delaware                Verizon Wireless
Cybertel Cellular Telephone Company                                          Missouri                Verizon Wireless
Dallas MTA, L.P.                                                             Delaware                Verizon Wireless
Danville Cellular Telephone Company Limited Partnership                      Illinois                Verizon Wireless
Des Moines MSA General Partnership                                           Iowa                    Verizon Wireless
Dubuque MSA Limited Partnership                                              Delaware                Verizon Wireless
Duluth MSA Limited Partnership                                               Delaware                Verizon Wireless

                                                                 October 2, 2001

Fayetteville Cellular Telephone Company Limited Partnership                  North Carolina          Verizon Wireless
Fresno MSA Limited Partnership                                               California              Verizon Wireless
Gadsden CellTelCo Partnership                                                Alabama                 Verizon Wireless
Gold Creek Cellular of Montana Limited Partnership                           Colorado                Verizon Wireless
Grays Harbor-Mason Cellular Limited Partnership                              Delaware                Verizon Wireless
GTE Mobilnet of California Limited Partnership                               California              Verizon Wireless
GTE Mobilnet of Fort Wayne Limited Partnership                               Delaware                Verizon Wireless
GTE Mobilnet of Indiana Limited Partnership                                  Indiana                 Verizon Wireless
GTE Mobilnet of Indiana RSA #3 Limited Partnership                           Indiana                 Verizon Wireless
GTE Mobilnet of Indiana RSA #6 Limited Partnership                           Indiana                 Verizon Wireless
GTE Mobilnet of Santa Barbara Limited Partnership                            Delaware                Verizon Wireless
GTE Mobilnet of South Texas Limited Partnership                              Delaware                Verizon Wireless
GTE Mobilnet of Terre Haute Limited Partnership                              Delaware                Verizon Wireless
GTE Mobilnet of Texas RSA #17 Limited Partnership                            Delaware                Verizon Wireless
GTE Mobilnet of Texas RSA #21 Limited Partnership                            Delaware                Verizon Wireless
Hamilton Cellular Telephone Company                                          Ohio                    Verizon Wireless
Idaho 6-Clark RSA Limited Partnership                                        Idaho                   Verizon Wireless
Idaho RSA No. 1 Limited Partnership                                          Delaware                Verizon Wireless
Idaho RSA No. 2 Limited Partnership                                          Delaware                Verizon Wireless
Idaho RSA 3 Limited Partnership                                              Delaware                Verizon Wireless
Illinois RSA 1 Limited Partnership                                           Illinois                Verizon Wireless
Illinois RSA 6 and 7 Limited Partnership                                     Illinois                Verizon Wireless
Illinois SMSA LP                                                             Illinois                Verizon Wireless
Illinois Valley Cellular RSA 2-1 Partnership                                 Illinois                Verizon Wireless
Illinois Valley Cellular RSA 2-III Partnership                               Illinois                Verizon Wireless
Indiana RSA #1 Limited Partnership                                           Indiana                 Verizon Wireless
Indiana RSA 2 Partnership                                                    Delaware                Verizon Wireless
Iowa 8-Monona Limited Partnership                                            Colorado                Verizon Wireless
Iowa RSA 5 Limited Partnership                                               Delaware                Verizon Wireless
Iowa RSA No. 1 LP                                                            Delaware                Verizon Wireless
Iowa RSA No. 2 Limited Partnership                                           Iowa                    Verizon Wireless
Iowa RSA No. 4 Limited Partnership                                           Delaware                Verizon Wireless
Jacksonville MSA Limited Partnership                                         Delaware                Verizon Wireless
Kentucky RSA No. 1 Partnership                                               Delaware                Verizon Wireless
Los Angeles SMSA Limited Partnership                                         California              Verizon Wireless
Marais des Cygnes Cellular of Missouri Limited Partnership                   Colorado                Verizon Wireless
Missouri RSA 9B1 Limited Partnership                                         Delaware                Verizon Wireless
Modoc RSA Limited Partnership                                                California              Verizon Wireless
Mohave Cellular Limited Partnership                                          Delaware                Verizon Wireless
Muskegon Cellular Partnership                                                District of Columbia    Verizon Wireless
New Hampshire RSA 2 Partnership                                              Delaware                Verizon Wireless
New Mexico RSA 3 Limited Partnership                                         Delaware                Verizon Wireless
New Mexico RSA 6 II Partnership                                              New Mexico              Verizon Wireless
New Mexico RSA 6-1 Partnership                                               New Mexico              Verizon Wireless
New Mexico RSA No. 5 Limited Partnership                                     Delaware                Verizon Wireless
New Par                                                                      Delaware                Verizon Wireless
New York RSA 2 Cellular Partnership                                          New York                Verizon Wireless
New York RSA No. 3 Cellular Partnership                                      New York                Verizon Wireless
New York SMSA Limited Partnership                                            New York                Verizon Wireless
North Central RSA 2 of North Dakota Limited Partnership                      North Dakota            Verizon Wireless
North Dakota 5-Kidder Limited Partnership                                    Colorado                Verizon Wireless
North Dakota RSA No. 3 Limited Partnership                                   Delaware                Verizon Wireless

                                                                 October 5, 2001

Northeast Pennsylvania SMSA Limited Partnership                              Delaware                Verizon Wireless
Northern New Mexico Limited Partnership                                      Colorado                Verizon Wireless
Northwest Dakota Cellular of North Dakota Limited Partnership                Colorado                Verizon Wireless
Northwest New Mexico Cellular of New Mexico Limited Partnership              Colorado                Verizon Wireless
NYNEX Mobile Limited Partnership 1                                           Delaware                Verizon Wireless
NYNEX Mobile Limited Partnership 2                                           Delaware                Verizon Wireless
NYNEX Mobile of New York, L.P.                                               Delaware                Verizon Wireless
Olympia Cellular Limited Partnership                                         Delaware                Verizon Wireless
Omaha Cellular Telephone Company                                             Iowa                    Verizon Wireless
Orange County-Poughkeepsie Limited Partnership                               New York                Verizon Wireless
Oxnard-Ventura-Simi Limited Partnership                                      California              Verizon Wireless
Pennsylvania 3 Sector 2 Limited Partnership                                  Delaware                Verizon Wireless
Pennsylvania 4 Sector 2 Limited Partnership                                  Delaware                Verizon Wireless
Pennsylvania RSA 1 Limited Partnership                                       Delaware                Verizon Wireless
Pennsylvania RSA No. 6 (II) Limited Partnership                              Delaware                Verizon Wireless
Pittsburgh SMSA Limited Partnership                                          Delaware                Verizon Wireless
Pittsfield Cellular Telephone Company                                        Massachusetts           Verizon Wireless
Platte River Cellular of Colorado Limited Partnership                        Colorado                Verizon Wireless
Portland Cellular Partnership                                                Oregon                  Verizon Wireless
PrimeCo Personal Communications, L.P.                                        Delaware                Verizon Wireless
Red River Cellular of North Dakota Limited Partnership                       Colorado                Verizon Wireless
Redding MSA Limited Partnership                                              California              Verizon Wireless
Riverbend Cellular of Iowa Limited Partnership                               Colorado                Verizon Wireless
Rockford MSA Limited Partnership                                             Illinois                Verizon Wireless
RSA 7 Limited Partnership                                                    Delaware                Verizon Wireless
Sacramento Valley Limited Partnership                                        California              Verizon Wireless
San Antonio MTA, L.P.                                                        Delaware                Verizon Wireless
San Isabel Cellular of Colorado Limited Partnership                          Colorado                Verizon Wireless
Sand Dunes Cellular of Colorado Limited Partnership                          Colorado                Verizon Wireless
Seattle SMSA Limited Partnership                                             Delaware                Verizon Wireless
Sioux City MSA Limited Partnership                                           Iowa                    Verizon Wireless
Smoky Hill Cellular of Colorado Limited Partnership                          Colorado                Verizon Wireless
Southern Indiana RSA Limited Partnership                                     Indiana                 Verizon Wireless
Southwestco Wireless L.P.                                                    Delaware                Verizon Wireless
Spokane MSA Limited Partnership                                              Delaware                Verizon Wireless
Springfield Cellular Telephone Company                                       Delaware                Verizon Wireless
St. Joseph CellTelCo                                                         Missouri                Verizon Wireless
St. Lawrence Seaway RSA Cellular Partnership                                 New York                Verizon Wireless
Syracuse SMSA Limited Partnership                                            New York                Verizon Wireless
Teton Cellular of Idaho Limited Partnership                                  Colorado                Verizon Wireless
The Great Salt Flats Partnership                                             Utah                    Verizon Wireless
Tuscaloosa Cellular Partnership                                              Delaware                Verizon Wireless
UCN (Binghamton) Wireless Limited Partnership                                New York                Verizon Wireless
Upstate Cellular Network                                                     New York                Verizon Wireless
Utah RSA 6 Limited Partnership                                               Delaware                Verizon Wireless
Utica Rome Cellular Partnership                                              New York                Verizon Wireless
Verizon Wireless (VWMS) of Texas LP                                          Arizona                 Verizon Wireless
Vermont RSA Limited Partnership                                              Delaware                Verizon Wireless
Virginia  RSA 5 Limited Partnership                                          Virginia                Verizon Wireless
Virginia 10 RSA Limited Partnership                                          Virginia                Verizon Wireless
Virginia Cellular Retail Limited Partnership                                 Virginia                Verizon Wireless
Virginia RSA 2 Limited Partnership                                           Delaware                Verizon Wireless

                                                                 October 5, 2001

Virginia RSA 5 Retail Limited Partnership                                    Virginia                Verizon Wireless
Wasatch Utah RSA No. 2 Limited Partnership                                   Colorado                Verizon Wireless
Washington, D.C. SMSA Limited Partnership                                    Virginia                Verizon Wireless
Waterloo MSA Limited Partnership                                             Delaware                Verizon Wireless
Wescel Cellular of New Mexico Limited Partnership                            Colorado                Verizon Wireless
West Iowa Cellular of Iowa Limited Partnership                               Colorado                Verizon Wireless
Wisconsin RSA No. 8 Limited Partnership                                      Delaware                Verizon Wireless
Wyoming 1-Park Limited Partnership                                           Colorado                Verizon Wireless
Yellowstone Cellular of Wyoming Limited Partnership                          Colorado                Verizon Wireless

                                                                 October 5, 2001